SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date earliest event reported) October 13, 1999

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-14995                   13-4056901
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


6 Greene Street, New York, New York                                 10013
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 966-0666



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets.

     On October 13, 1999, Accufacts Pre-Employment Screening, Inc., a Delaware corporation (the "Company"), acquired all of the operating assets of Maglio, Inc., a pre-employment screening services company based in Longwood, Florida ("Maglio, Inc."), by merging (the "Merger") Maglio, Inc. with and into Maglio-Accufacts Pre-Employment Screening, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Subsidiary"), pursuant to (i) a Plan and Agreement of Merger, dated October 11, 1999, by and among the Company, Subsidiary and Maglio, Inc. and (ii) a Supplemental Agreement, dated as of October 11, 1999 (the "Supplemental Agreement"), by and among the Company, Subsidiary, Maglio, Inc. and Richard J. Maglio. Mr. Maglio is the President and founder of Maglio, Inc. and trustee of the sole stockholder of Maglio, Inc. The Company issued an aggregate amount of 177,471 shares ("Closing Shares") of common stock, par value $.01 per share (the "Common Stock"), consisting of (i) 174,971 shares of Common Stock in consideration for the Merger and (ii) 2,500 shares of Common Stock in consideration for Mr. Maglio entering into a non-competition agreement with the Company as set forth in the Supplemental Agreement. In connection with the Merger, the Company entered into a three-year employment agreement, dated as of October 11, 1999, with Mr. Maglio whereby Mr. Maglio will serve as the Company's Vice President of Operations to assist with the transition and integration of Maglio, Inc. into the Company. Also in connection with the Merger, the Company entered into a Shareholder Rights and Registration Rights Agreement, dated as of October 11, 1999, with Mr. Maglio under which, among other things, the Company granted certain piggy-back registration rights with respect to the Closing Shares.




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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Financial Statements of the Businesses Acquired.*

(b) Pro Forma Financial Information.*

(c) Exhibits.

2.1 Plan and Agreement of Merger of Maglio, Inc. and Maglio-Accufacts Pre-Employment Screening, Inc., dated October 11, 1999, by and among Accufacts Pre-Employment Screening, Inc., Maglio-Accufacts Pre-Employment Screening, Inc. and Maglio, Inc.

2.2 Supplemental Agreement, dated as of October 11, 1999, by and among Accufacts Pre-Employment Screening, Inc., Maglio-Accufacts Pre-Employment Screening, Inc., Maglio, Inc. and Richard J. Maglio.

4.1 Shareholder Rights and Registration Rights Agreement, dated as of October 11, 1999, by and between Accufacts Pre-Employment Screening, Inc. and Richard J. Maglio.

99.1 Press Release, dated October 14, 1999.




















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*    To be filed by  amendment  no later than 60 days from the date this initial
     Current Report on Form 8-K is required to be filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.


Date: October 27, 1999              By: /s/ Philip Luizzo
                                        ----------------------------------------
                                        Name:    Philip Luizzo
                                        Title:   President and Chief Executive
                                                 Officer (principal executive
                                                 officer)